Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement No. 1 dated December 5, 2019 to the
Prospectus dated February 1, 2019 (the “Prospectus”) and the
Statement of Additional Information dated February 1, 2019 (the “Statement of Additional Information”)

Updates to the Summary of Risks

1.	Page 4 of the Prospectus, in the section titled “Concentration in Real Estate Securities Risk,” the second sentence is deleted in its entirety and replaced with the following:

The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

2.	Page 5 of the Prospectus, the sub-section titled “Current Conditions” is deleted in its entirety and replaced with the following:

Property Tax Risk: Real estate is subject to property tax at rates based on the assessed value of the subject property. Many markets have experienced strong appreciation over the past few years, which has resulted in an increase in assessed values and, therefore, property taxes payable.

Real Estate Credit Risk. As discussed above, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated.

3.	Page 7 of the Prospectus, in the section titled “REIT Risk,” the second sentence is deleted in its entirety and replaced with the following:

In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, property tax rates, changes in operating expenses, and the strength of specific industries that rent properties.

4.	Page 16 of the Prospectus, the f section titled “Concentration in Real Estate Securities Risk,” the fourth sentence is deleted in its entirety and replaced with the following:

The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

5.	Page 17 of the Prospectus, the sub-section titled, “Current Conditions” is deleted in its entirety and replace with the following:

Property Tax Risk: Real estate is subject to property tax at rates based on its “assessed value,” which is the value determined by the local government. While assessed values are different than fair market values, a rise in fair market values will often drive an increase in assessed values. Many markets have experienced strong appreciation over the past few years, which has resulted in an increase in assessed values and, therefore, property taxes payable.

Real Estate Credit Risk. As discussed above, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Delinquency and default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. The adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic.

6.	Page 22 of the Prospectus, in the section titled “REIT Risk,” the second sentence is deleted in its entirety and replaced with the following:

In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, property tax rates, changes in operating expenses, and the strength of specific industries that rent properties.

Other Changes to the Prospectus and Statement of Additional Information:

1.

Pages 3 and 23 of the Prospectus and Note 7 of the Fund Expense chart on Page 8, the parenthetical that reads “(excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses)” is deleted in its entirety and replaced with “(excluding interest, dividend expense, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses)”;

2.	Page 11 of the Prospectus, in the section titled “Private Real Estate Investment Funds,” the last sentence in the third paragraph is deleted in its entirety and replaced with the following paragraph:

The Fund will invest no more than 15% of its assets (defined as net assets plus borrowing for investment purposes) in private investment funds that are commonly known as hedge funds, which (i) based on their investment activities, meet the definition of “investment company” found in Section 3(a)(1) of the 1940 Act; and (ii) do not qualify for any exemption from such definition other than that provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act. For the avoidance of doubt, the Fund does not consider a Private Real Estate Investment Fund to be a hedge fund or a private equity fund.

3.	Page 7 in the Statement of Additional Information, in the section titled, “Hedge Funds and Private Equity Funds,” the first sentence is deleted in its entirety and replaced with the following:

The Fund may invest in private investment funds commonly known as hedge funds or private equity funds, which (i) based on their investment activities, meet the definition of “investment company” found in Section 3(a)(1) of the 1940 Act; and (ii) do not qualify for any exemption from such definition other than that provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act. For the avoidance of doubt, the Fund does not consider a Private Real Estate Investment Fund to be a hedge fund or a private equity fund.

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Prospectus and Statement of Additional Information.

This Supplement, the Prospectus and Statement of Additional provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.